UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

VAPE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5304 Derry Ave., Unit C

Agoura Hills, CA 91301

(Address of principal executive office)

1-877-827-3959

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 1, 2016, Vape Holdings, Inc., a Delaware corporation (the “Company”), GHS Investments, LLC (“GHS”), Typenex Co-Investment, LLC (“Typenex”) and Redwood Management, LLC and affiliates (collectively, “Redwood”), respectively entered into a series of agreements whereby in excess of $320,000 in convertible debt (the “Debt”) owed to Typenex and Redwood was assigned to GHS (the “Transaction”).

In connection with the Transaction, Typenex assigned all right, titled and interest in $229,680 in Debt to GHS pursuant to an assignment agreement in exchange for payment in cash of $229,680. A copy of the Assignment Agreement with Typenex is attached hereto as Exhibit 10.2. In addition, Typenex assigned all rights in its Irrevocable Transfer Agent Letter. A copy of the Irrevocable Transfer Agent Letter Assignment Agreement is attached hereto as Exhibit 10.3.

This assignment of Debt from Typenex to GHS was documented by a new convertible promissory note by and between the Company and GHS to amend and replace the Company’s previous convertible promissory note with Typenex which was retired and terminated in connection therewith. A copy of the Convertible Promissory note with GHS regarding the Typenex Debt is attached hereto as Exhibit 10.1.

Redwood also assigned all right, titled and interest in $91,024 in Debt to GHS pursuant to an assignment agreement in exchange for payment in cash of $91,024. A copy of the Assignment Agreement with Redwood is attached hereto as Exhibit 10.5. This assignment of Debt from Redwood to GHS was documented by a new convertible promissory note by and between the Company and GHS to amend and replace the Company’s previous convertible promissory note with Redwood which was retired and terminated in connection therewith. A copy of the Convertible Promissory note with GHS regarding the Redwood Debt is attached hereto as Exhibit 10.4.

No new capital was provided to the Company in connection with the Transaction. All references to the Transaction herein are qualified in their entirety by reference to the exhibits attached hereto and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement

Typenex and Redwood notes were terminated in connection with the Transaction. See Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

Convertible Promissory Notes were issued to GHS to replace those terminated in connection with the assignment of the Debt from Typenex and Redwood to GHS. See Item 1.01.

Item 8.01	Other Events

On March 1, 2016, Action Stock Transfer was appointed as the Company’s new transfer agent.

On March 7, 2016, the Company issued a press release regarding the above transactions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Convertible Promissory Note by and between GHS Investments, LLC and the Company, dated March 1, 2016.

10.2	Assignment Agreement by and between GHS Investments, LLC and Typenex Co-Investment, LLC, dated March 1, 2016.

10.3	Irrevocable Transfer Agent Letter Assignment Agreement by and between GHS Investments, LLC and Typenex Co-Investment, LLC, dated March 1, 2016.

10.4	Convertible Promissory Note by and between GHS Investments, LLC and the Company, dated March 1, 2016.

10.5	Assignment Agreement by and between GHS Investments, LLC and Redwood Management, LLC and affiliates, dated March 1, 2016.

99.1.	Press Release, dated March 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPE HOLDINGS, INC.

Dated: March 7, 2016	By:	/s/ Justin Braune
Justin Braune
Duly Authorized Officer, Chief Executive Officer

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